[Letterhead & Logo STATE STREET RESEARCH
                   & MANAGEMENT COMPANY]


                                  SUBSCRIPTION

                                                                    May 12, 1994

To: The Trustees of the MetLife - State
      Street Financial Trust
    One Financial Center
    Boston, Massachusetts 02111-2690

         The undersigned hereby subscribes to one Class A share of beneficial interest of State Street Research Strategic Portfolios: Aggressive, having a par value of $.001, at a price of $9.55 per share and agrees to pay therefor upon demand in cash the amount of $9.55.

                                         Very truly yours,

                                         STATE STREET RESEARCH &
                                           MANAGEMENT COMPANY

                                         By: /s/ Ralph F. Verni

[Letterhead & Logo STATE STREET RESEARCH
                   & MANAGEMENT COMPANY]


                                  May 12, 1994

MetLife - State Street Financial Trust
One Financial Center
Boston, Massachusetts 02111-2690

         In connection with your sale to us of one Class A share of beneficial interest of State Street Research Strategic Portfolios: Aggressive (the "Share"), we understand that: (i) the Share has not been registered under the Securities Act of 1933, as amended (the "1933 Act"); (ii) your sale of the Share to us is made in reliance on such sale being exempt under Section 4(2) of the 1933 Act as not involving any public offering; and (iii) in part, your reliance on such exemption is predicated on our representation, which we hereby confirm, that we are acquiring the Share for investment for our own account as the sole beneficial owner thereof, and not with a view to or in connection with any resale or distribution of the Share or of any interest therein. We hereby agree that we will not sell, assign or transfer the Share or any interest therein, except upon repurchase or redemption by the Fund, unless and until the Share has been registered under the 1933 Act or you have received an opinion of your counsel indicating to your satisfaction that said sale, assignment or transfer will not violate the provisions of the 1933 Act or any rules or regulations promulgated thereunder.

                                         STATE STREET RESEARCH &
                                           MANAGEMENT COMPANY

                                         By: /s/ Ralph F. Verni

                                  SUBSCRIPTION

                                  May 12, 1994

To: The Trustees of the MetLife - State
      Street Financial Trust
    One Financial Center
    Boston, Massachusetts 02111-2690

         The undersigned hereby subscribes to 10,471.204 Class C shares of beneficial interest of State Street Research Strategic Portfolios: Aggressive, having a par value of $.001, at a price of $9.55 per share and agrees to exchange therefor upon demand shares of State Street Research Capital Fund equal in value to $100,000.

                                Very truly yours,

                                METROPOLITAN LIFE INSURANCE
                                COMPANY

                                By: /s/ Joseph Panetta

                                  May 12, 1994

MetLife - State Street Financial Trust
One Financial Center
Boston, Massachusetts 02111-2690

         In connection with your exchange with us of 10,471.204 Class C shares of beneficial interest of State Street Research Strategic Portfolios: Aggressive (the "Shares"), for shares of State Street Research Capital Fund equal in value to $100,000 we understand that: (i) the Shares have not been registered under the Securities Act of 1933, as amended (the "1933 Act"); (ii) your exchange of the Shares with us is made in reliance on such exchange being exempt under
Section 4(2) of the 1933 Act as not involving any public offering; and (iii) in part, your reliance on such exemption is predicated on our representation, which we hereby confirm, that we are acquiring the Shares for investment for our own account as the sole beneficial owner thereof, and not with a view to or in connection with any resale or distribution of the Shares or of any interest therein. We hereby agree that we will not sell, assign or transfer the Shares or any interest therein, except upon repurchase or redemption by the Fund, unless and until the Shares have been registered under the 1933 Act or you have received an opinion of your counsel indicating to your satisfaction that said sale, assignment or transfer will not violate the provisions of the 1933 Act or any rules or regulations promulgated thereunder.

                                METROPOLITAN LIFE INSURANCE
                                COMPANY

                                By: /s/ Joseph Panetta

[Letterhead & Logo STATE STREET RESEARCH
                   & MANAGEMENT COMPANY]

                                  SUBSCRIPTION

                                  May 12, 1994

To: The Trustees of the MetLife - State
      Street Financial Trust
    One Financial Center
    Boston, Massachusetts 02111-2690

         The undersigned hereby subscribes to one Class A share of beneficial interest of State Street Research Strategic Portfolios: Conservative, having a par value of $.001, at a price of $9.55 per share and agrees to pay therefor upon demand in cash the amount of S9.55.

                                         Very truly yours,

                                         STATE STREET RESEARCH &
                                           MANAGEMENT COMPANY

                                         By: /s/ Ralph F. Verni

[Letterhead & Logo STATE STREET RESEARCH
                   & MANAGEMENT COMPANY]


                                  May 12, 1994

MetLife - State Street Financial Trust
One Financial Center
Boston, Massachusetts 02111-2690

         In connection with your sale to us of one Class A share of beneficial interest of State Street Research Strategic Portfolios: Conservative (the "Share"), we understand that: (i) the Share has not been registered under the Securities Act of 1933, as amended (the "1933 Act"); (ii) your sale of the Share to us is made in reliance on such sale being exempt under Section 4(2) of the 1933 Act as not involving any public offering; and (iii) in part, your reliance on such exemption is predicated on our representation, which we hereby confirm, that we are acquiring the Share for investment for our own account as the sole beneficial owner thereof, and not with a view to or in connection with any resale or distribution of the Share or of any interest therein. We hereby agree that we will not sell, assign or transfer the Share or any interest therein, except upon repurchase or redemption by the Fund, unless and until the Share has been registered under the 1933 Act or you have received an opinion of your counsel indicating to your satisfaction that said sale, assignment or transfer will not violate the provisions of the 1933 Act or any rules or regulations promulgated thereunder.

                                         STATE STREET RESEARCH &
                                           MANAGEMENT COMPANY

                                         By: /s/ Ralph F. Verni

                                  SUBSCRIPTION

                                  May 12, 1994

To: The Trustees of the MetLife - State
      Street Financial Trust
    One Financial Center
    Boston, Massachusetts 02111-2690

         The undersigned hereby subscribes to 10,471.204 Class C shares of beneficial interest of State Street Research Strategic Portfolios: Conservative, having a par value of $.001, at a price of $9.55 per share and agrees to exchange therefor upon demand shares of State Street Research Capital Fund equal in value to $100,000.

                                Very truly yours,

                                METROPOLITAN LIFE INSURANCE
                                COMPANY

                                By: /s/ Joseph Panetta

                                  May 12, 1994

MetLife - State Street Financial Trust
One Financial Center
Boston, Massachusetts 02111-2690

         In connection with your exchange with us of 10,471.204 Class C shares of beneficial interest of State Street Research Strategic Portfolios:
Conservative (the "Shares"), for shares of State Street Research Capital Fund equal in value to $100,000 we understand that: (i) the Shares have not been registered under the Securities Act of 1933, as amended (the "1933 Act"); (ii) your exchange of the Shares with us is made in reliance on such exchange being exempt under Section 4(2) of the 1933 Act as not involving any public offering; and (iii) in part, your reliance on such exemption is predicated on our representation, which we hereby confirm, that we are acquiring the Shares for investment for our own account as the sole beneficial owner thereof, and not with a view to or in connection with any resale or distribution of the Shares or of any interest therein. We hereby agree that we will not sell, assign or transfer the Shares or any interest therein, except upon repurchase or redemption by the Fund, unless and until the Shares have been registered under the 1933 Act or you have received an opinion of your counsel indicating to your satisfaction that said sale, assignment or transfer will not violate the provisions of the 1933 Act or any rules or regulations promulgated thereunder.

                                METROPOLITAN LIFE INSURANCE
                                COMPANY

                                By: /s/ Joseph Panetta